UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

   On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A.,not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: December 30, 2004    By: /s/   Thomas Venusti
                          --------------------------------------------
                           Thomas Venusti
                           Assistant Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA_1      16,718,000.00     15,643,618.69      324,130.88      71,699.92      395,830.80    0.00         0.00        15,319,487.81
IIA_1    100,000,000.00     68,236,880.61    3,501,931.04     341,184.40    3,843,115.44    0.00         0.00        64,734,949.57
IIA_2    102,068,000.00     64,883,551.39    4,099,640.63     324,417.76    4,424,058.39    0.00         0.00        60,783,910.76
IIA_3     15,000,000.00     15,000,000.00            0.00      75,000.00       75,000.00    0.00         0.00        15,000,000.00
A_P          190,424.00        188,850.17          229.85           0.00          229.85    0.00         0.00           188,620.32
B1         8,629,000.00      8,572,885.22        8,254.81      42,606.60       50,861.41    0.00         0.00         8,564,630.41
B2         2,626,000.00      2,608,923.01        2,512.13      12,966.15       15,478.28    0.00         0.00         2,606,410.88
B3         1,751,000.00      1,739,613.17        1,675.07       8,645.75       10,320.82    0.00         0.00         1,737,938.10
B4         1,376,000.00      1,367,051.82        1,316.33       6,794.14        8,110.47    0.00         0.00         1,365,735.49
B5           875,000.00        869,309.84          837.06       4,320.40        5,157.46    0.00         0.00           868,472.78
B6           875,953.00        870,256.64          837.97       4,325.11        5,163.08    0.00         0.00           869,418.67
R                  0.00              0.00            0.00           0.00            0.00    0.00         0.00                 0.00
TOTALS   250,109,377.00    179,980,940.56    7,941,365.77     891,960.23    8,833,326.00    0.00         0.00       172,039,574.79
----------------------------------------------------------------------------------------------------------------------------------
A_X       23,934,320.00     14,768,288.64            0.00      79,994.90       79,994.90    0.00          0.00       14,009,452.21
----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                        Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA_1     36228FT48      935.73505742       19.38813734     4.28878574     23.67692308      916.34692009      IA_1     5.500000 %
IIA_1    36228FT55      682.36880610       35.01931040     3.41184400     38.43115440      647.34949570      IIA_1    6.000000 %
IIA_2    36228FT63      635.68945595       40.16577801     3.17844731     43.34422532      595.52367794      IIA_2    6.000000 %
IIA_3    36228FV45    1,000.00000000        0.00000000     5.00000000      5.00000000    1,000.00000000      IIA_3    6.000000 %
A_P      36228FT71      991.73512793        1.20704323     0.00000000      1.20704323      990.52808470      A_P      0.000000 %
B1       36228FT97      993.49695446        0.95663576     4.93760575      5.89424151      992.54031869      B1       5.963910 %
B2       36228FU20      993.49695735        0.95663747     4.93760472      5.89424219      992.54031988      B2       5.963910 %
B3       36228FU38      993.49695603        0.95663621     4.93760708      5.89424329      992.54031982      B3       5.963910 %
B4       36228FV52      993.49696221        0.95663517     4.93760174      5.89423692      992.54032703      B4       5.963910 %
B5       36228FV60      993.49696000        0.95664000     4.93760000      5.89424000      992.54032000      B5       5.963910 %
B6       36228FV78      993.49695703        0.95663808     4.93760510      5.89424318      992.54031894      B6       5.963910 %
TOTALS                  719.60892758        31.75157151    3.56628064      35.31785216      687.85735606
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP          Notional         Principal       Interest       Total         Notional                    Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A_X     36228FT89       617.03397632      0.00000000      3.34226751     3.34226751    585.32902585        A_X     6.500000 %
----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                      16,663,716.79
                                        Group 2 Mortgage Loans                                                     155,375,858.09

Sec. 4.01(iii)  Available Distribution                                                                               8,913,320.96
                                        Aggregate Principal Distribution Amount                                      7,941,365.76
                                        Principal Prepayment Amount                                                  7,767,345.80

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                        306,519.63
                                        Group 2                                                                      7,460,826.17


Sec. 4.01(f)    Interest Payment
                        Class IA-1
                                              Accrued and Paid for Current Month                                       71,699.92
                                              Accrued and Paid from Prior Months                                            0.00
                        Class IIA-1
                                              Accrued and Paid for Current Month                                       341,184.40
                                              Accrued and Paid from Prior Months                                            0.00
                        Class IIA-2
                                              Accrued and Paid for Current Month                                      324,417.76
                                              Accrued and Paid from Prior Months                                            0.00
                        Class IIA-3
                                              Accrued and Paid for Current Month                                       75,000.00
                                              Accrued and Paid from Prior Months                                            0.00
                        Class A-X
                                              Accrued and Paid for Current Month                                       79,994.90
                                              Accrued and Paid from Prior Months                                            0.00
                        Class B1
                                              Accrued and Paid for Current Month                                       42,606.60
                                              Accrued and Paid from Prior Months                                            0.00
                        Class B2
                                              Accrued and Paid for Current Month                                       12,966.15
                                              Accrued and Paid from Prior Months                                            0.00

                        Class B3
                                              Accrued and Paid for Current Month                                        8,645.75
                                              Accrued and Paid from Prior Months                                            0.00
                        Class B4
                                              Accrued and Paid for Current Month                                        6,794.14
                                              Accrued and Paid from Prior Months                                            0.00
                        Class B5
                                              Accrued and Paid for Current Month                                        4,320.40
                                              Accrued and Paid from Prior Months                                            0.00
                        Class B6
                                              Accrued and Paid for Current Month                                        4,325.11
                                              Accrued and Paid from Prior Months                                            0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Group 1                                                            3,539.45
                                        Servicer Fee Group 2                                                           33,956.58
                                        Servicer Fee Paid                                                              37,496.03

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                 380
                                        Balance of Outstanding Mortgage Loans                                     172,039,574.88

Sec. 4.01(l)                             Number and Balance of Delinquent Loans
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         0-29 days                   0                     0.00                  0.00 %
                                         30-59 days                  4             1,852,897.12                  1.08 %
                                         60-89 days                  5             1,894,100.64                  1.10 %
                                         90-119 days                 1               366,946.54                  0.21 %
                                         120+days                    1               360,963.75                  0.21 %
                                          Total                     11             4,474,908.05                  2.60 %


Sec. 4.01(l)                             Number and Balance of REO Loans
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                               2              706,640.89                  0.41 %


Sec. 4.01(l)                             Number and Balance of Loans in Bankruptcy
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                               2              717,210.95                  0.42 %

Sec. 4.01(m)                             Number and Balance of Loans in Foreclosure

                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                               6            2,777,285.61                  1.61 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                      174,019.96
                                                              Payoffs                                                7,757,062.99
                                                              Prepayments                                               10,282.81
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Gains                                                 0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                           0.00
                                                              Class IA-1                                                     0.00
                                                              Class IIA-1                                                    0.00
                                                              Class IIA-2                                                    0.00
                                                              Class IIA-3                                                    0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00
                                                              Class A-X                                                      0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                             93.1138 %
                                        Senior Prepayment Percentage I                                                 100.0000 %

                                        Subordinate Percentage I                                                         6.8862 %
                                        Subordinate Prepayment Percentage I                                              0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                            90.8761 %
                                        Senior Prepayment Percentage II                                                100.0000 %

                                        Subordinate Percentage II                                                        9.1239 %
                                        Subordinate Prepayment Percentage II                                             0.0000 %

Aggregate
                                        Scheduled Principal                                                            174,019.96
                                        Unscheduled Principal                                                        7,767,345.80
                                        Beginning Balance                                                          179,980,940.65
                                        Ending Balance                                                             172,039,574.88
                                        Net Wac                                                                           6.48039
                                        Weighted Averge Maturity                                                           345.00

                                        Wac Group 1                                                                       5.80091
                                        Wac Group 2                                                                       6.85419

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.